UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard, Suite 900E Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 23, 2023, EVgo Inc. (the “Company”) issued a press release announcing certain preliminary financial and operational results for the fiscal year ended December 31, 2022 and the date for its fourth quarter and full year 2022 earnings call. In the press release, the Company also announced a realignment designed to direct resources towards the Company’s highest priorities for 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished within this Item 2.02 of this Current Report on Form 8-K (including the press release attached hereto as Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

As previously announced on its Current Report Form 8-K dated February 6, 2023 (the “Prior 8-K”), the Company filed a petition on February 3, 2023 in the Court of Chancery of the State of Delaware (the “Court of Chancery”) under Section 205 of the Delaware General Corporation Law (the “Petition”) seeking (i) the validation of the stockholder vote approving the Charter Amendment Proposal (as defined in the Prior 8-K) and (ii) the validation and declaration of effectiveness of (a) the New Charter (as defined in the Prior 8-K) (including its filing and effectiveness, in each case as of July 1, 2021) and (b) the securities issued or to be issued in reliance on the approval of the Charter Amendment Proposal and/or the validity of the New Charter, as of the respective dates of their issuance (including the 5,750,000 shares of Class A common stock into which the shares of Class B common stock converted upon the consummation of the Business Combination (as defined in the Prior 8-K)).

Following a hearing of the Petition, the Court of Chancery issued an order on February 21, 2023 (the “205 Order”) validating each of the corporate acts described above, effective as of the time each such act was originally taken, notwithstanding any failures of authorization or potential failures of authorization described in, or resulting from the matters described in, the Petition.

The Company welcomes the 205 Order as it eliminates any purported uncertainty with respect to its capital structure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: February 23, 2023	By:	/s/ Olga Shevorenkova
	Name:	Olga Shevorenkova
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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